Exhibit 99.2

CONVERTIBLE DEBENTURE

Fellows Energy Ltd.,

a Nevada corporation

FOR VALUE RECEIVED, Fellows Energy Ltd., a Nevada corporation (“Borrower”), hereby promises to pay to each party to this Convertible Debenture (each, a “Holder”), the principal amount set forth opposite such Holder’s name on Exhibit 1 attached hereto, on the terms and subject to the conditions specified in this Convertible Debenture dated as of June 4, 2004 (“Debenture”).

The securities evidenced, represented and contemplated by this Convertible Debenture have not been registered pursuant to the provisions of the Securities Act of 1933 (“Act”) or any state securities laws and may not be resold, assigned, pledged, hypothecated or otherwise transferred until (1) Borrower has received from Holder’s counsel a reasonably satisfactory opinion that such transfer can be made without compliance with the registration provisions of the Act, or (2) a registration statement filed by Borrower is declared effective by the Securities and Exchange Commission or any and all action necessary to perfect an exemption from such registration is completed.

ARTICLE ONE

INTEREST, TERMS OF PAYMENT AND SECURITY

1.1 Currency. All amounts specified by the provisions of this Debenture are in United States Dollars.

1.2 Interest. Interest shall commence to accrue on the unpaid principal amount due and payable pursuant to the provisions of this Debenture commencing on the date of this Debenture and shall continue thereafter at an annual rate equal to the lesser of (i) eight percent (8%) or (ii) the maximum interest rate allowable pursuant to applicable law. Interest shall be computed on the basis of a year of three hundred sixty (360) days and actual days elapsed. Interest shall be due and payable on that date which is exactly twenty-four (24) months after the execution of this Debenture.

1.3 Principal. The entire principal amount evidenced by the provisions of this Debenture shall be due and payable on that date which is exactly twenty-four (24) months after the execution of this Debenture. The provisions of this Debenture notwithstanding any partial pre-payment, when made, shall be credited first to interest then due and payable. The remainder of each such prepayment shall then be credited to the end paid principal indebtedness evidenced by the provisions of this Debenture, and interest thereon shall cease to accrue on any amount so credited to that unpaid principal. In the event that Borrower intends to Prepay such indebtedness, then Borrower must provide at least seventy-six (76) days prior written notice to Holder of Borrower’s intention to Prepay such indebtedness. Upon receipt of such written notice from Borrower, Holder shall have fifteen (15) days to elect to convert such indebtedness pursuant to the provisions of Article Two. In the event that Holder elects to convert such indebtedness,

Holder shall provide written notice to the Borrower of its election to convert within fifteen (15) days of Holder’s receipt of such written notice from Borrower that Borrower intends to repay such indebtedness.

ARTICLE TWO

CONVERSION AND PURCHASE RIGHTS

2.1 Conversion Into Shares and Warrants Holder shall have the right from and after the date of execution of this Debenture, upon seventy-six (76) days prior written notice to Borrower on or prior to June     , 2006, to convert all or any portion of the principal indebtedness evidenced by the provisions of this Debenture, (i) into fully paid and nonassessable shares of $.001 par value common stock of Borrower (“Common Stock”) on the terms and subject to the conditions specified by the provisions of this Article Two of this Debenture; and (ii) an aggregate of 400,000 warrants, subject to adjustment pursuant to the terms of the Warrant, each warrant to purchase one-half (.5) share of Common Stock for the initial exercise price of $1.50 per share (the “Warrant”) in the form attached as Attachment A hereto. Upon the surrender of this Debenture, accompanied by Holder’s written request for conversion as provided for in Section 2.3 of this Debenture, Borrower shall pay Holder within seventy-six (76) days of that written request for conversion all interest accrued on the unpaid principal indebtedness evidenced by the provisions of this Debenture to the date of conversion and issue and deliver to Holder certificates evidencing the appropriate number of shares of Common Stock as determined in accordance with Section 2.3 of this Debenture. If a portion but less than all of such principal is converted, Borrower shall deliver to Holder a certificate for the proper number of shares of Common Stock for the portion of that principal indebtedness converted and a new Debenture in the form hereof for the unconverted balance of the principal indebtedness evidenced by the provisions of this Debenture.

2.2 Conversion Price. Subject to adjustment as specified by the provisions of Section 2.4 of this Debenture, for that period commencing on the date of execution of this Debenture, and continuing through and including June 4, 2006, the conversion or purchase price of the Common Stock shall be $1.25 per share (“Conversion Price”) and for each share of Common Stock so acquired the Holder shall also receive one Warrant to purchase one-half (.5) share of Common Stock for the initial exercise price of $1.50 per share.

2.3 Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon any conversion of the principal indebtedness evidenced by the provisions of this Debenture. In lieu of any fractional shares to which Holder would otherwise be entitled, Borrower shall pay Holder cash in the amount equal to the Conversion Price for such fractional shares. Before Holder shall be entitled to convert the indebtedness evidenced by the provisions of this Debenture into shares of Common Stock and to receive certificates therefor, Holder shall surrender the original copy of this Debenture, duly endorsed and cancelled, at the office of Borrower, and shall give at least seventy-six (76) days written notice to Borrower at such office that Holder elects to so convert the principal indebtedness evidenced by the provisions of this Debenture, which date shall be the conversion date (“Conversion Date”); and provided, further, however, that Borrower shall not be obligated to issue certificates evidencing the shares of Common Stock or the Warrants unless the original endorsed and cancelled original copy of this Debenture is either delivered to Borrower, as specified above, or Holder notifies Borrower that such original copy of this Debenture has been lost, stolen or destroyed and executes an agreement to indemnify Borrower from any loss incurred by Borrower in connection with such original copy of this Debenture. Borrower shall, as soon as practicable after such delivery of an original copy of this Debenture, or such agreement and indemnification, issue and deliver or cause to be issued and delivered at such office to Holder, a certificate or certificates for the number of shares of Common Stock or Warrants to which Holder shall be entitled and a check payable to Holder in the amount of any cash amounts payable as a result of the conversion into fractional shares of Common Stock. The person or persons entitled to receive the shares of Common Stock or Warrants issuable upon any such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock or Warrants on such date.

2.4 Adjustment of Conversion Terms. The Conversion Price and number of shares of Common Stock to be issued upon conversion or purchase shall be subject to adjustment from time to time upon the happening of certain events while the conversion or purchase right specified by the provisions of this Debenture remains outstanding, as follows:

A.	Merger, Sale of Assets, etc. If Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets, the provisions of this Debenture shall thereafter evidence the right to purchase such number and type of securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance, the foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the provisions of this Debenture shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

B.	Reclassification, etc. If Borrower at any time shall, by subdivision, combination or reclassification of securities, or otherwise, change any of the securities then purchasable upon the exercise of the conversion or purchase right specified by the provisions of this Debenture into the same or a different number of securities of any class or classes, the provisions of this Debenture shall thereafter evidence the right to purchase such number and type of securities as would have been issuable as the result of such change with respect to the securities which were subject to such conversion or purchase right immediately prior to such subdivision, combination, reclassification or other change. If shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the Conversion Price shall be proportionately decreased in case of subdivision of shares or proportionately increased in the case of combination of shares, in both situations by the ratio which the total number of shares of Common Stock to be outstanding immediately after the occurrence of such event bears to the total number of shares of Common Stock issued and outstanding immediately prior to the occurrence of such event.

C.	Share Issuance. If Borrower at any time shall issue and sell or otherwise distribute any shares of Common Stock (otherwise than as provided in Subparagraph B above) at a price per share less than the Conversion Price in effect at the time of such issue, or without consideration, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced to the price per share of the most recent issuance of Common Stock. If the Borrower at any time shall issue and sell or otherwise distribute any shares of Common Stock (otherwise than as provided in Subparagraph B above) at a price per share greater than the Conversion Price in effect at the time of such issue, then the Conversion Price shall not be adjusted. Adjusted Conversion Prices shall in all cases be computed to the nearest even cent. In the event of a reduction in the Conversion Price under this Paragraph C, the number of shares of Common Stock purchasable upon exercise of the conversion right specified by the provisions of this Debenture shall be adjusted so that the number of shares of Common Stock originally specified herein shall be multiplied by the Conversion Price originally specified herein, and the resulting product shall be divided by the adjusted Conversion Price determined as provided above in this Paragraph C. The resulting quotient shall be the adjusted number of shares of Common Stock purchasable pursuant to the provisions of this Debenture and shall be computed to the nearest 1/100th of one share of Common Stock. For the purposes of the first sentence of this Paragraph (C), the following provisions shall be applicable:

(1)	In the case of the issuance of additional shares of Common Stock for cash, the consideration received by Borrower therefor shall be deemed to be the cash proceeds received by Borrower for such shares after deducting any commissions paid or incurred by Borrower for any underwriting of, or otherwise in connection with, the issuance of such shares of Common Stock.

(2)	In case of the issuance (otherwise than upon conversion or exchange of obligations or shares of Common Stock) of additional shares of Common Stock for a consideration other than cash or a consideration a part of which shall be other than cash, the amount of the consideration other than cash received by Borrower for such shares of Common Stock shall be deemed to be the value of such consideration as determined reasonably and in good faith by the Board of Directors of Borrower.

(3)	In case of the issuance by Borrower after the date of this Debenture of (a) any security that is convertible into shares of Common Stock, (b) any rights or options to purchase Common Stock, Borrower shall be deemed to have issued the maximum number of shares of Common Stock into which such convertible security may be converted, and the maximum number of shares of Common Stock deliverable on the exercise of such rights or options, for the consideration received by Borrower for such convertible security or for such rights or options (plus the amount of any underwriting discount), as the case may be, and before deducting therefrom any expenses or commissions incurred or paid by Borrower for any underwriting of, or otherwise in connection with, the issuance of such convertible security or rights or options, plus (a) any consideration or adjustment payment to be received by Borrower in connection with such conversion and (b) the minimum consideration to be received by Borrower for the Common Stock issuable upon the exercise of such rights or options.

(4)	For the purposes of this Debenture, any additional shares of Common Stock issued as a stock dividend shall be deemed to have been issued for no consideration.

(5)	Shares reserved as of the date of this Debenture for issue upon the exercise of the conversion or purchase right specified by the provisions of this Debenture shall be deemed to be issued at a price per share equal to the Conversion Price or adjusted Conversion Price in effect at the date of issue.

(6)	Shares issued upon exercise of options granted under any Company Stock Option Plan shall be deemed issued at a price per share equal to the Conversion Price

2.5 Cash Distributions. No adjustment because of cash dividends regarding the Common Stock or other securities purchasable pursuant to the provisions of this Debenture will be made to the Conversion Price.

2.6 Corporate Authority. Borrower’s issuance of this Debenture shall constitute full authority to Borrower’s officers who are charged with the duty of executing stock certificates for shares of Common Stock pursuant to the exercise of this Debenture by Holder. Borrower shall execute stock certificates for shares of Borrower’s Common Stock no later than thirty

(30) days after the Conversion Date to convert the principal indebtedness evidenced by the provisions of this Debenture or purchase of shares pursuant to the provisions of this Debenture.

ARTICLE THREE

BORROWER’S REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants that:

3.1 Existence and Rights. Borrower is a corporation duly incorporated and existing pursuant to the laws of the State of Nevada without limit as to the duration of its existence; Borrower has corporate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each jurisdiction in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the corporate power and adequate authority to issue this Debenture.

3.2 Debenture Authorized. The execution and delivery of this Debenture and the performance of the provisions of this Debenture are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower’s Articles of Incorporation or Bylaws and are duly authorized and do not require the consent or approval of any governmental agency or other authority; and this Debenture is the valid and legally enforceable obligation of Borrower in accordance with the terms of this Debenture.

3.3 No Conflict. The execution, delivery and performance of this Debenture are not in contravention of or conflict with any agreement, indenture or undertaking to which Borrower is a party or by which Borrower or any of Borrower’s property may be bound or affected, and does not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

3.4 Use of Proceeds. The Company will use the proceeds from the Debenture for general corporate purposes and working capital in furtherance of the oil and gas business.

ARTICLE FOUR

BORROWER’S COVENANTS

Borrower agrees that until the indebtedness evidenced by the provisions of this Debenture is paid in full, Borrower will:

4.1 Maintain Corporate Rights and Facilities. Maintain and preserve its corporate existence and all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair and conduct its business in an orderly manner without voluntary interruption.

4.2 Records and Reports. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles.

4.3 Conduct of Business. Conduct the business of Borrower in all material respects in accordance with all applicable provisions of law.

ARTICLE FIVE

EVENTS OF DEFAULT

The occurrence of any of the following events of default shall, at the option of the Holders of a majority of the then-outstanding principal aggregate amount of this Debenture, make all sums of principal and interest payable pursuant to this Debenture immediately due and payable, on demand:

5.1 Failure to Pay Principal or Interest. Failure to pay any installment of interest evidenced by the provisions of this Debenture when due and continuance thereof for a period of fifteen (15) days after written notice to Borrower from Holder. Failure to pay the principal evidenced by the provisions of this Debenture when due and continuance thereof for a period of thirty (30) days after written notice to Borrower from Holder.

5.2 Insolvency, Receiver or Trustee. If any of the following events occur and remain uncured or undismissed for sixty days after the occurrence of such event: (i) Borrower becomes insolvent or admits in writing its inability to pay its debts as they mature; (ii) Borrower makes an assignment for the benefit of creditors; or (iii) Borrower applies for or consents to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee otherwise shall be appointed.

5.3 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief pursuant to any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower, and such proceedings remain unstayed or undismissed for sixty days after the occurrence of such event.

ARTICLE SIX

REGISTRATION

6.1 Investment Representation. Holder hereby represents and warrants that Holder has acquired this Debenture for purpose of investment and with no present intent to sell or distribute the same. In the event Holder exercises the conversion or purchase right specified by the provisions of this Debenture, any Securities of Borrower so acquired will be with the same investment intent.

6.2 Definitions. The following constitute definitions of certain of the terms used in this Article Six.

A.	“Commission” means the Securities and Exchange Commission.

B.	“Securities” shall mean the Common Stock issuable upon the exercise of the conversion right specified by the provisions of this Debenture.

6.3 Registration. In the event that Borrower intends to file any registration statement relating to the proposed sale of any of Borrower’s Securities for cash (other than a registration statement on Form S-8), Borrower agrees that it will register Holder’s Securities, to the extent converted by the Holder. Borrower shall provide at least thirty (30) days prior written notice to Holder of Borrower’s intention to file such registration statement and will provide Holder the opportunity to elect not to register Holder’s Securities, upon receiving written notice from Holder not to include Holder’s Securities in such registration statement (or, if the Company’s registration statement is on Form S-4, the Holder’s securities would be registered on another registration statement form as appropriate).

6.4 Registration Costs and Expenses. The costs and expenses of the Registration Statement or other filing as provided in this Section 6.4, including, but without limitation, fees and disbursements of Borrower’s counsel, printing costs, and registration and qualification and Blue Sky costs and expenses incurred by Borrower in connection therewith, shall be borne and paid by Borrower.

ARTICLE SEVEN

LOST OR DESTROYED DEBENTURES; TRANSFERS

7.1 Lost or Destroyed Debentures. Upon receipt by Borrower at its principal office of evidence satisfactory to Borrower of the loss, theft, destruction or mutilation of this Debenture, and in the event of any such loss, theft, or destruction, upon delivery of indemnity satisfactory to Borrower or, in case of any such mutilation, upon surrender and cancellation of this Debenture, Borrower will issue a new Debenture of similar tenor in lieu of this Debenture with a notification thereon of the date from which interest has accrued.

7.2 Transfer of Debenture.

A.	Transferability and Non-negotiability of Debenture. This Debenture may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). Subject to the provisions of this Debenture, title to this Debenture may be transferred by endorsement and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

B.	Exchange of Debenture Upon a Transfer. On surrender of this Debenture for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Debenture with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new debenture or debentures of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

C.	Compliance with Securities Laws.

(1)	The Holder of this Debenture, by acceptance hereof, acknowledges that this Debenture and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Debenture or any shares of Common Stock to be issued upon exercise hereof except pursuant to sales registered under the Act or under such other circumstances that will not result in a violation of the Act or any state securities laws.

(2)	Holder represents and warrants to the Company that it is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended.

(3)	This Debenture and all shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY (A) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS, AND (B) ARE SUBJECT TO THE TERMS AND PROVISIONS OF THE TERMS AND CONDITIONS OF THE DEBENTURE DATED JUNE 4, 2004. AN EXECUTED COPY OF SUCH DEBENTURE IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

ARTICLE EIGHT

MAXIMUM INTEREST RATE

8.1 Maximum Interest Rate. The maximum total interest that Holder shall be entitled to receive pursuant to this Debenture shall not exceed the maximum rate permitted pursuant to applicable law. Borrower and Holder intend to comply at all times with applicable usury laws. Notwithstanding any provision of this Debenture, if at any time any applicable usury law would ever render usurious any amounts contemplated by this Debenture, it is Borrower’s and Holder’s express intention that Borrower shall not be required to pay interest pursuant to this Debenture at a rate in excess of the maximum lawful rate, that the provisions of this Section 8.1 of this Article Eight shall control any other inconsistent provisions of this Debenture, that such excess interest shall be immediately credited pursuant to the principal balance of this Debenture (or, if this Debenture has been fully paid, refunded by Holder to Borrower), and the provisions hereof shall be immediately reformed and the amounts thereafter collectible pursuant to this Debenture reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for pursuant to this Debenture. Any such crediting or refund shall not cure or waive any default by Borrower pursuant to this Debenture. If at any time following any reduction in the interest rate payable by Borrower there remains unpaid any principal amount pursuant to this Debenture and the maximum interest rate allowed by applicable law is increased or eliminated, then the interest payable pursuant to this Debenture shall be readjusted, to the extent not prohibited by applicable law, so that the total dollar amount of interest payable pursuant to this Debenture shall be equal to the dollar amount of interest which would have been paid by Borrower without giving effect to the reduction in interest resulting from compliance with applicable usury laws. The term “applicable law” as used in this Debenture shall mean the laws of the State of Nevada, or federal law in the event that federal law preempts Nevada law.

ARTICLE NINE

CLOSING

9.1 Definition. The consummation of the transactions provided for herein (“Closing”) shall take place at the offices of Borrower, at 1:00 p.m. Eastern Standard Time, or at such other place and on such other date as shall be agree upon in writing by Borrower and Holder.

9.2 Deliveries by Holder. At the Closing, and provided Borrower has fully performed all its obligations pursuant to the provisions of this Debenture, Holder will deliver to Borrower a check (or wire transfer to Borrower’s account) made payable to the order of Borrower in the principal amount specified in the preamble of this Debenture.

ARTICLE TEN

INDEMNIFICATION

10.1 Indemnification.

A. Borrower will indemnify and hold harmless Holder, each of its directors, officers, shareholders, representatives, agents, accountants and attorneys, against any losses, claims, damages or liabilities to which Borrower or any such director, officer, shareholder, representative, agent, accountant or attorney may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) result from or are based upon any action known or unknown, which currently exists or may arise in the future as a direct or indirect result of this Debenture; and will reimburse any legal or other expenses reasonably incurred by Holder any such director, officer, shareholder, representative, agent, accountant or attorney in connection with investigating or defending any such loss, claim, damage, liability or action.

B. Promptly after receipt by Holder of notice of the commencement of any action, Holder will, if a claim in respect thereof is to be made against Holder pursuant to the provisions of this Section 10.1, notify Borrower of the commencement thereof; but the omission so to notify Borrower will not relieve Borrower from any liability which Borrower may have to Holder pursuant to the provisions of this Section 10.1.

C. In the event that any such action is brought against Holder, and Holder notifies Borrower of the commencement thereof, Borrower will be entitled to participate in, and, to the extent that Borrower may desire, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to Holder. In the event Borrower gives notice to Holder of Borrower’s election so to assume the defense thereof, Borrower will not be liable to Holder pursuant to the provisions of this subparagraph C for any legal or other expenses subsequently incurred by Holder in connection with the defense thereof subsequent to the date of such notice, other than reasonable costs of investigation.

ARTICLE ELEVEN

SECURITY

11.1 The obligations of Borrower under this Debenture shall be secured by a security interest in Borrower’s assets created pursuant to a Security Agreement to be executed by the Borrower and the Holder in the form of Attachment B hereto and perfected by a UCC financing statement. The Holder of this Debenture hereby agrees that any person who is or hereafter becomes a Holder under this Debenture by executing an additional signature page to this Debenture shall be a “Secured Party” on a proportional basis under the Security Agreement executed herewith.

ARTICLE TWELVE

MISCELLANEOUS

12.1 Preemptive Right. Holder shall have the right to acquire additional securities of the Company if and when such securities are offered by the Company (other than under this

Debenture), in an amount sufficient to maintain its proportionate ownership interest (on a fully converted basis) in the Company, as follows: In the event the Company proposes to sell securities in the future in a transaction, whether or not exempt from the registration requirements of the U.S. federal securities laws, the Company will give Holder ten days notice of such offering and the estimated selling price of the securities and the number of securities available to Holder to maintain its proportionate fully-diluted ownership in the Company assuming all offered shares are sold, and Holder shall have ten days to provide written notice to the Company of its election to acquire all or a portion of such securities on the same terms as other purchasers in such offering. If a proposed offering does not close within 120 days of Holder’s election, or if the price of the securities changes by 25% or more from that estimated in the Company’s notice, the Company shall be required to provide a new notice of proposed offering to Holder.

12.2 Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery hereof.

12.3 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

12.4 Notices. All written notices or other written communications required under this Agreement shall be deemed properly given when provided to the parties entitled thereto by personal delivery (including delivery by commercial services such as messengers and airfreight forwarders), by electronic means (such as by electronic mail, telex or facsimile transmission) or by mail sent registered or certified mail, postage prepaid at the addresses listed immediately below in this Section 12.4, or to such addresses as are listed on an additional signature pages executed as a counterpart to this Debenture for purposes of becoming a party hereto, or to such other address of a party designated in writing by such party to the others:

If to Borrower:	Fellows Energy Ltd.
370 Interlocken Blvd., #400
Broomfield, CO 80021

If to Holder:	[INSERT ADDRESS HERE]

All notices given by electronic means shall be confirmed by delivering to the party entitled thereto a copy of said notice by certified or registered mail, postage prepaid, return receipt requested. All written notices shall be deemed delivered and properly received upon the earlier of two (2) days after mailing the confirmation notice or upon actual receipt of the notice provided by personal delivery or electronic means.

12.5 Amendment Provision. The term “Debenture” or “this Debenture” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed or if later amended or supplemented, then, as so amended or supplemented. Holder and the Borrower agree that this Debenture shall be modified only by a written agreement duly executed by persons authorized to execute agreements on their behalf.

12.6 Assignability. This Debenture shall obligate Borrower, its successors and assigns, and shall inure to the benefit of Holder, its successors and assigns.

12.7. Governing Law. This Debenture has been executed in and shall be governed by the laws of the State of Nevada.

12.8. Entire Agreement. The Borrower and Holder acknowledge and agree that this Debenture is the complete and exclusive statement of the mutual understanding of the parties and that it supersedes and cancels all previous written and oral agreements and communications relating to the subject matter of this Debenture.

IN WITNESS WHEREOF, Borrower and Holder have caused this Debenture to be signed in their names by their duly authorized representatives on the dates specified on the day and year first written above.

BORROWER:

Fellows Energy Ltd.,
a Nevada corporation

By:
George S. Young
Its:	President and Chairman

HOLDER:

By:

Its:

Exhibit 1

Holder	Original Principal Aggregate Amount of Debenture (in $U.S.)